UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016 (October 3, 2016)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 14 040 2290

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On October 3, 2016, Criteo Corp. (“Parent”), a wholly owned subsidiary of Criteo S.A. (the “Company”), entered into an  Agreement and Plan of Merger Agreement (the “Merger Agreement”) with TBL Holdings, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), Hooklogic, Inc. (“Hooklogic”) and Fortis Advisors LLC, solely in its capacity as the Stockholder Agent, to acquire all of the issued and outstanding capital stock of Hooklogic for a purchase price of $250 million, subject to working capital, net debt and other closing adjustments. Hooklogic is a privately held company, headquartered in New York, New York, that has developed a performance marketing exchange connecting retail e-commerce sites with consumer brand manufacturers via sponsored product ads.

Pursuant to the Merger Agreement, at the effective time of the merger (the "Merger"), Merger Sub shall be merged with and into Hooklogic, and Hooklogic shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent.  Consummation of the Merger is subject to the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The Merger Agreement contains customary representations and warranties of each of the parties. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of Hooklogic between signing and closing and the use of reasonable best efforts to consummate the transaction.

The Merger Agreement also contains indemnification rights whereby Parent and its subsidiaries will be indemnified for breaches of or inaccuracies in counterparty representations, warranties, covenants and certain other matters (subject to certain limitations).

The Merger Agreement may be terminated at any time prior to the closing by mutual written consent of Parent and Hooklogic, and in other customary circumstances, including in the event that the Merger is not consummated by January 31, 2017 (subject to certain exceptions).

In connection with the transaction, certain executives of Hooklogic have accepted offers of employment made by the Company to continue with Hooklogic following the closing of the Merger.

This description of the terms of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed, respectively, as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement

The agreements herein have been included to provide investors with information regarding their terms. Except for their status as the contractual document that establishes and governs the legal relations amongst the parties thereto with respect to the transactions described above, the agreements included herein are not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants made by the parties in the agreements included herein are qualified as described in such agreements. Representations and warranties may be used as a tool to allocate risks among the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the agreements included herein and should not rely on the representations, warranties or covenants or any description hereof as characterization of the actual state of facts or conditions of the parties or any of their respective affiliates.

ITEM 7.01	Regulation FD Disclosure.

On October 4, 2016, the Company issued a press release announcing that Parent has signed a definitive agreement to acquire all of the outstanding capital stock of Hooklogic. A copy of the Company's press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

On October 4, 2016, the Company hosted a conference call with financial analysts and investors to discuss the announcement of the transaction and answer questions relating thereto. A copy of the investor presentation materials is furnished herewith as Exhibit 99.2 to this Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Form 8-K may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements in this Form 8-K, other than those relating to historical information or current conditions, are forward-looking statements. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, that may cause its actual results to differ materially from those expressed or implied by its forward-looking statements. As a result of these factors, the Company cannot assure you that the forward-looking statements in this Form 8-K will prove to be accurate. Furthermore, if the Company’s forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame or at all. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Merger Agreement, dated as of October 3, 2016, by and among Criteo Corp., TBL Holdings, Inc., Hooklogic, Inc. and Fortis Advisors LLC*

99.1	Press release dated October 4, 2016.

99.2	Investor Presentation, dated October 4, 2016.

 * Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: October 4, 2016	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Merger Agreement, dated as of October 3, 2016, by and among Criteo Corp., TBL Holdings, Inc., Hooklogic, Inc. and Fortis Advisors LLC*

99.1	Press release dated October 4, 2016.

99.2	Investor Presentation, dated October 4, 2016.

  * Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.